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USAA MUTUAL FUNDS TRUST
SUPPLEMENT DATED AUGUST 17, 2015
TO THE SATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 7, 2015

Growth and Tax Strategy Fund (USBLX)	World Growth Fund Shares (USAWX)
World Growth Fund Institutional Shares	World Growth Fund Adviser Shares (USWGX)
Precious Metals and Minerals Fund Shares (USAGX)	Precious Metals and Minerals Fund Institutional Shares (UIPMX)
Precious Metals and Minerals Fund Adviser Shares (UPMMX)	Treasury Money Market Trust (UATXX)
Government Securities Fund Shares (USGNX)	Government Securities Fund Adviser Shares (UAGNX)
Government Securities Fund Institutional Shares	Emerging Markets Fund Shares (USEMX)
Emerging Markets Fund Institutional Shares (UIEMX)	International Fund Shares (USIFX)
Emerging Markets Fund Adviser Shares (UAEMX)	International Fund Institutional Shares (UIIFX)
Cornerstone Conservative Fund (USCCX)	International Fund Adviser Shares (UAIFX)
Cornerstone Moderately Conservative Fund (UCMCX)	Managed Allocation Fund (UMAFX)
Cornerstone Moderate Fund (USBSX)	Cornerstone Aggressive Fund (UCAGX)
Cornerstone Moderately Aggressive Fund (USCRX)	Cornerstone Equity Fund (UCEQX)

This Supplement updates certain information contained in the above-referenced Statement of Additional Information.

The following disclosure is hereby inserted between Illiquid Securities and Inverse Floating Rate Securities found on page 17 of the Investment Policies section.

Initial Public Offerings

Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest in initial public offerings (IPOs), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

The following disclosure hereby replaces the first paragraph in its entirety under Real Estate Invest Trusts (REITs) found on page 24 of the Investment Policies section.

Real Estate Investment Trusts (REITs)

Because each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest a portion of their assets in equity securities of domestic and foreign REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.

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